Exhibit 99.1



2Q20 INVESTOR UPDATE

QUARTERLY RESULTS AND UPDATE

JULY 30, 2020

HILTON
GRAND VACATIONS

This slide presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to HGV’s future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time HGV makes such statements. Forward-looking statements include all statements that are not historical facts, including those related to HGV’s revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words. HGV cautions you that forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond HGV’s control, that may cause its actual results, performance or achievements to be materially different from the future results. Factors that could cause HGV’s actual results to differ materially from those contemplated by HGV’s forward-looking statements include: the material impact of the COVID-19 pandemic on HGV’s business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; HGV’s ability to meet its liquidity needs; risks related to HGV’s indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; HGV’s ability to successfully source inventory and market, sell and finance VOIs; default rates on HGV’s financing receivables; the reputation of and HGV’s ability to access Hilton brands and programs, including the risk of a breach or termination of its license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti- corruption and privacy; risks related to HGV’s acquisitions, joint ventures, and other partnerships; HGV’s dependence on third-party development activities to secure just-in-time inventory; the performance of HGV’s information technology systems and its ability to maintain data security; regulatory proceedings or litigation; HGV’s ability to attract and retain key executives and employees with skills and capacity to meet its needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact HGV’s operations, revenue, operating margins, financial condition and/or credit rating. For additional information regarding factors that could cause HGV’s actual results to differ materially from those expressed or implied in the forward-looking statements in this slide presentation, please see the risk factors discussed in “Part I—Item 1A. Risk Factors” of HGV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as supplemented and updated by the risk factors discussed in “Part II-Item 1A. Risk Factors” of HGV’s subsequent Quarterly Reports on Form 10-Q, as well as those described from time to time other periodic reports that it files with the SEC. Except for HGV’s ongoing obligations to disclose material information under the federal securities laws, HGV undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, changes in management’s expectations, or otherwise. 1This slide presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to HGV’s future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time HGV makes such statements. Forward-looking statements include all statements that are not historical facts, including those related to HGV’s revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words. HGV cautions you that forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond HGV’s control, that may cause its actual results, performance or achievements to be materially different from the future results. Factors that could cause HGV’s actual results to differ materially from those contemplated by HGV’s forward-looking statements include: the material impact of the COVID-19 pandemic on HGV’s business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; HGV’s ability to meet its liquidity needs; risks related to HGV’s indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; HGV’s ability to successfully source inventory and market, sell and finance VOIs; default rates on HGV’s financing receivables; the reputation of and HGV’s ability to access Hilton brands and programs, including the risk of a breach or termination of its license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti- corruption and privacy; risks related to HGV’s acquisitions, joint ventures, and other partnerships; HGV’s dependence on third-party development activities to secure just-in-time inventory; the performance of HGV’s information technology systems and its ability to maintain data security; regulatory proceedings or litigation; HGV’s ability to attract and retain key executives and employees with skills and capacity to meet its needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact HGV’s operations, revenue, operating margins, financial condition and/or credit rating. For additional information regarding factors that could cause HGV’s actual results to differ materially from those expressed or implied in the forward-looking statements in this slide presentation, please see the risk factors discussed in “Part I—Item 1A. Risk Factors” of HGV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as supplemented and updated by the risk factors discussed in “Part II-Item 1A. Risk Factors” of HGV’s subsequent Quarterly Reports on Form 10-Q, as well as those described from time to time other periodic reports that it files with the SEC. Except for HGV’s ongoing obligations to disclose material information under the federal securities laws, HGV undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, changes in management’s expectations, or otherwise. 1

EXECUTED ON KEY INITIATIVES WITHIN OUR STRATEGIC PRIORITIES

1 Safeguard

our owners, guests and team members

Implemented HGV Enhanced Care Guidelines to **protect** our owners, guests, and team members

Re-opened properties in Florida, Nevada, Utah, Colorado, South Carolina, Washington DC, Las Vegas, and Southern California

2 Streamline

spending to maintain our strong liquidity position and optimize inventory assets

Executed a $300 million term securitization at favorable terms to bolster our **liquidity**

Amended credit agreement and warehouse lending agreement to enhance our **financial flexibility**

Continued to optimize our cost structure and improve **efficiency**

3 Protect

recurring revenue streams and embedded value

Recurring Finance and Club & Resort EBITDA stable vs. prior year

Launched targeted offers to members to highlight efforts and **promote visitation**

Priorities to win the fight today…

4 Grow

demand and implement opportunities to create incremental value

Expanded our **virtual sales** and work-from-home capabilities

Launched sales of our new **Maui Bay Villas** project

Began reactivating vacation packages to drive **tour flow** over the coming quarters

…and in the future

2

Protect
3

GUESTS HAVE RESPONDED POSITIVELY TO OUR ENHANCED CARE INITIATIVE[1]

Cleaned and Sanitized for Your Protection

We've paid extra attention to these 10 high-touch areas in your room as part of our enhanced standard of cleanliness.


1
2
3
4
5
6
7
8
9
10

1. **SWITCHES & ELECTRONIC CONTROLS** Lights, lamps, switches and electronic controls.
2. **HANDLES & KNOBS** Doors, closets, drawers, furniture knobs and drapery pull handles.
3. **MAJOR BATHROOM SURFACES** Toilet handles and seats, splash walls, shower/tub controls and sink faucets.
4. **CLIMATE CONTROL PANELS**
5. **TELEPHONES, REMOTE CONTROLS & CLOCKS** Handsets, dial pads and function buttons.
6. **BED & BEDDING** All bed linens including duvet covers, pillowcases and sheets.
7. **BATH AMENITIES** Individual amenities, tissue boxes, soap dishes, amenity trays and hairdryer.
8. **HARD SURFACES** Tables, desks and nightstands.
9. **CLOSET GOODS** Iron, and safe handle and keypad.
10. **MAJOR KITCHEN/WET BAR SURFACES** Cutlery, dishes, drinkware, refrigerator and coffeemaker.


Thank You
for Practicing
Social Distancing
Please
SANITIZE
Your Hands
Here
GOOD HYGIENE

" This Ocean Oak HGV property had possibly the cleanest hotel room I've ever seen upon arrival…social distancing was handled well in all pool areas, while still allowing all guests fair access.

High-touch surfaces were constantly being cleaned everywhere, including pool gates and pool entry ladders. Pool chairs and tables were sprayed and disinfected between each guest. It was impressive.

And the staff performed all these functions while treating the guests very warmly, talking with folks, and not making anyone feel uncomfortable or unwelcome – in other words without breaking the 'vacation vibe.'

We were impressed with the thoughtfulness of the protocols, the level of diligence of the HGV staff, and the friendly non-intrusive manner in which it was all implemented. Well done. We just booked another HGV property for August. "

HGV Owner

Notes:
1. For more information, see https://www.hiltongrandvacations.com/en/news/press-releases/enhanced-care-guidelines

3

HILTON GRAND VACATIONS

Safeguard & Protect
1
3

WE HAVE COMMENCED THE REOPENING OF RESORTS


Reopened
Unopened

Reopening Highlights:

- Properties reopened in late May:
  - South Carolina
  - Orlando
  - Utah
  - Washington, D.C.
- Properties reopened during June:
  - Nevada
  - California
  - Colorado

Sales Cycle to Ramp Over Time:

- Opened on-site sales centers subsequent to resorts, ramping operations in proportion to market travel volume
- Resorts in locations representing ~30% of 2019 tour flow remain closed due to government restrictions
- Resorts in locations representing ~45% of 2019 tour flow in markets seeing lower occupancy levels

Notes:
Map licensed under CC BY-SA
1. Domestic resorts, as of July 15

4

HILTON GRAND VACATIONS

Streamline 2 ENHANCED BALANCE SHEET FLEXIBILITY 1 Solid Liquidity Metrics Recent Balance Sheet Actions 1. Additional Near-Term Security: Through the end of 2020, our First-Lien $836M Net Leverage covenant has been expanded to 3.5x from 2.0x prior, and 2 Available liquidity 3.25x in the first half of 2021 from a prior 2.0x. 2. Enhanced Long-Term Flexibility: After June 30, 2021, our First-Lien Net 22 months 2 Leverage covenant has been expanded to 3.0x from 2.0x prior. Available liquidity 3. Liquidity Position Strengthened With Securitization: On June 10, we 8.54x completed a $300 million term securitization at a 91% advance rate and Interest coverage ratio a funding rate of 3.66%, paying down our Warehouse Credit Facility and further strengthening our liquidity position, with $733 million of 2 unrestricted cash and $836 million of available liquidity. 1.53x Total net leverage 4. Financing Flexibility Reaffirmed: Our term securitization was 14x oversubscribed underscoring the strong demand in the public markets, 0.69x and continued interest from private securitization markets can provide First-lien net leverage Note: further flexibility. 1. All figures on bank covenant basis and subject to final certification and calculation 2. Under a zero real estate and rental revenue scenario. Includes $63mm of liquidity from available collateral to borrow against the currently undrawn $450mm warehouse facility 5 5Streamline 2 ENHANCED BALANCE SHEET FLEXIBILITY 1 Solid Liquidity Metrics Recent Balance Sheet Actions 1. Additional Near-Term Security: Through the end of 2020, our First-Lien $836M Net Leverage covenant has been expanded to 3.5x from 2.0x prior, and 2 Available liquidity 3.25x in the first half of 2021 from a prior 2.0x. 2. Enhanced Long-Term Flexibility: After June 30, 2021, our First-Lien Net 22 months 2 Leverage covenant has been expanded to 3.0x from 2.0x prior. Available liquidity 3. Liquidity Position Strengthened With Securitization: On June 10, we 8.54x completed a $300 million term securitization at a 91% advance rate and Interest coverage ratio a funding rate of 3.66%, paying down our Warehouse Credit Facility and further strengthening our liquidity position, with $733 million of 2 unrestricted cash and $836 million of available liquidity. 1.53x Total net leverage 4. Financing Flexibility Reaffirmed: Our term securitization was 14x oversubscribed underscoring the strong demand in the public markets, 0.69x and continued interest from private securitization markets can provide First-lien net leverage Note: further flexibility. 1. All figures on bank covenant basis and subject to final certification and calculation 2. Under a zero real estate and rental revenue scenario. Includes $63mm of liquidity from available collateral to borrow against the currently undrawn $450mm warehouse facility 5 5

Streamline 2 NO NEAR-TERM DEBT MATURITIES 1,000 157.5 800 No material debt maturities until 2022 600 10.0 400 800.0 450.0 200 300.0 10.0 5.0 0 2020 2021 2022 2023 2024 2025 Term Loan A Credit Facility Warehouse Senior Unsecured Bonds 6 6Streamline 2 NO NEAR-TERM DEBT MATURITIES 1,000 157.5 800 No material debt maturities until 2022 600 10.0 400 800.0 450.0 200 300.0 10.0 5.0 0 2020 2021 2022 2023 2024 2025 Term Loan A Credit Facility Warehouse Senior Unsecured Bonds 6 6

Protect 3 TIMESHARE OFFERING IS WELL POSITIONED TO LEAD OUT OF THE CRISIS Properties conducive to social Limited exposure to volatility in Minimal focus on rental income distancing generally feature in- asset values focus on selling out available inventory primarily used room full kitchen, washer/dryer projects vs. long-term asset to support sales with tour guests, and more square footage, speculation rather than rental reducing reliance on common areas Low observed price elasticity vs. Limited maintenance capital Dedicated focus on leisure traditional lodging expenditures by timeshare travelers insulated from exposure developer; funded in full by to business travel Owners each year 7 7Protect 3 TIMESHARE OFFERING IS WELL POSITIONED TO LEAD OUT OF THE CRISIS Properties conducive to social Limited exposure to volatility in Minimal focus on rental income distancing generally feature in- asset values focus on selling out available inventory primarily used room full kitchen, washer/dryer projects vs. long-term asset to support sales with tour guests, and more square footage, speculation rather than rental reducing reliance on common areas Low observed price elasticity vs. Limited maintenance capital Dedicated focus on leisure traditional lodging expenditures by timeshare travelers insulated from exposure developer; funded in full by to business travel Owners each year 7 7

Protect
3

SIGNIFICANT EMBEDDED VALUE REMAINS EVEN IN A TOPLINE PAUSE SCENARIO[1]


+$1.4B
+$1.2B
+$1.0B

Total: $3.6B

Note: Ten-year cumulative margin, not discounted

FINANCING – 69% MARGIN[2]

- Profits from existing loans and future owner upgrades
- 66% of buyers finance their purchases
- Typically 10-year fixed-rate secured loans with average coupon rates of approximately 12.5%

CLUB AND RESORT MANAGEMENT – 76% MARGIN[2]

- Profits from current owners
- 2019 average Club and Resort Management revenue per member is $586

REAL ESTATE – 29% MARGIN[2]

- Profits from current owners' future upgrades
- For each $1 of initial purchase, on average owners will purchase another $1.17 in additional upgrades over 20 years

THE EMBEDDED VALUE OF OUR OWNER BASE HAS INCREASED BY 3.5X (10% CAGR) SINCE 2007

Source: HGV internal data

Notes: Embedded value considers total expected nominal margin over 10-year period, not discounted; Does not account for license fees, taxes, perpetuity of Club dues, assumes current cost of securitization

1. Assumes contract sales remain at zero for the remainder of 2020
2. Represents 2019 margin for line of business

8

HILTON GRAND VACATIONS

Protect
3

FUTURE BOOKINGS CONTINUE TO SHOW A DESIRE TO TRAVEL

Club and owner arrivals


20K
15K
10K
5K
19.0 15.0
19.0 14.0
18.0 14.0
8.0 10.0
7.0 8.0
4.0 7.0
Oct
Nov
Dec
Jan
Feb
Mar

- >50% of Q4 bookings change due to NY and HI adjustments
- 6mo forward arrivals at 91% of prior year levels
- Q1 '21 trend shows improvement, up 31% vs. prior year

Marketing and sampler package arrivals


15K
10K
5K
13.0 6.4
8.8 3.6
5.1 1.9
0.6 0.1
0.4 0.1
0.5 0.2
Oct
Nov
Dec
Jan
Feb
Mar

- Strong and steady 400k+ package pipeline
- 92% of packages have not yet booked

Rental arrivals


6K
4K
2K
5.9 3.0
3.6 1.8
2.7 1.7
0.8 0.8
0.7 0.1
0.2 0.7
Oct
Nov
Dec
Jan
Feb
Mar
2019
2020
2021

Consolidated arrivals and room nights


Arrivals
40K
30K
20K
10K
37.0 25.0
31.0 19.0
26.0 18.0
11.0 11.0
9.0 9.0
5.0 8.0
Room nights
200K
100K
173.0 133.0
157.0 105.0
139.0 105.0
65.0 28.0
61.0 61.0
29.0 55.0
Oct
Nov
Dec
Jan
Feb
Mar
2019
2020
2021

- 6mo forward arrivals at 70% of prior year levels

Note: Data as of July 8, 2020
Source: HGV company data

HILTON GRAND VACATIONS

9

Grow 4 NEW INVENTORY OFFERINGS AND MARKETING PACKAGE PIPELINE REBOUND • 92% of packages WILL BE A DRIVER OF FUTURE TOURS still un-booked vs 77% in prior year Stable Package Pipeline Maui Bay Villas 400K 40k tours 300K 200K 100K Booked Un-booked Package Sales Regaining Momentum Percent of Prior Year Levels 50% • Demand for vacation 40% packages has continued through pandemic 30% 20% 10% Apr'20 May'20 Jun'20 Jul'20 (1) Source: HGV company data 10 1. Data through July 20, 2020 10Grow 4 NEW INVENTORY OFFERINGS AND MARKETING PACKAGE PIPELINE REBOUND • 92% of packages WILL BE A DRIVER OF FUTURE TOURS still un-booked vs 77% in prior year Stable Package Pipeline Maui Bay Villas 400K 40k tours 300K 200K 100K Booked Un-booked Package Sales Regaining Momentum Percent of Prior Year Levels 50% • Demand for vacation 40% packages has continued through pandemic 30% 20% 10% Apr'20 May'20 Jun'20 Jul'20 (1) Source: HGV company data 10 1. Data through July 20, 2020 10

Protect 3 OUR DEFERRAL REQUESTS HAVE DECLINED MATERIALLY SINCE THE START O F THE PANDEMIC, AND REPRESENT ONLY 2% OF OUR PORTFOLIO BALANCE Requests Per Week Cumulative Deferral Requests 600 4,000 3,500 500 3,000 400 2,500 300 2,000 1,500 200 1,000 100 500 4/20 4/27 5/4 5/11 5/18 5/25 6/1 6/8 6/15 6/22 6/29 7/6 11 11Protect 3 OUR DEFERRAL REQUESTS HAVE DECLINED MATERIALLY SINCE THE START O F THE PANDEMIC, AND REPRESENT ONLY 2% OF OUR PORTFOLIO BALANCE Requests Per Week Cumulative Deferral Requests 600 4,000 3,500 500 3,000 400 2,500 300 2,000 1,500 200 1,000 100 500 4/20 4/27 5/4 5/11 5/18 5/25 6/1 6/8 6/15 6/22 6/29 7/6 11 11

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